FS MVP PRIVATE MARKETS FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2024 (UNAUDITED)

Description	Principal	Maturity Date	Cost	Fair Value
Direct Credit (6.17%)
Aero Operating, LLC (3M US SOFR + 9.00%)(a)(b)(c)	$6,673,714	2/7/2026	$6,627,042	6,331,060
Beacon Oral Specialist (3M US SOFR + 6.00%)(a)(b)(c)	7,333,631	12/14/2025	7,299,720	7,298,761
Beta Plus Technologies, Inc., TL (3M US SOFR + 5.75%)(a)(b)(c)	4,899,749	7/2/2029	4,464,178	4,236,567
CMS Group Holdings, LLC (3M US SOFR + 5.5%)(a)(b)(c)	4,731,667	11/18/2026	4,660,597	4,684,350
Erie Construction Mid-West, LLC (3M US SOFR + 4.75%)(a)(b)(c)	874,962	7/30/2027	870,377	874,962
ETE Intermediate II, LLC RC (3M US SOFR + 6.50%)(a)(b)(c)	267,857	5/26/2029	262,713	252,349
ETE Intermediate II, LLC TL (3M US SOFR + 6.50%)(a)(b)(c)(d)	2,198,661	5/26/2029	2,145,960	2,071,361
MDME Holdings, LLC (3M US SOFR + 6.25%)(a)(b)(c)	4,381,050	8/3/2027	4,309,856	4,159,736
MDME Incremental T/L (3M US SOFR + 6.25%)(a)(b)(c)	533,459	8/3/2027	528,940	506,510
NAS, LLC (3M US SOFR + 6.50%)(a)(b)(c)	8,576,045	6/2/2025	8,559,192	8,554,605
Netrix, LLC (3M US SOFR + 7.83%)(a)(b)(c)	1,551,916	7/31/2026	1,540,871	1,503,250
North Acquisition LLC (3M US SOFR + 6.75%)(a)(b)(c)(e)	6,936,000	7/27/2027	6,863,797	6,936,000
Orthodontic Partner LLC DDTL4 (3M US SOFR + 6.50%)(a)(b)(c)	982,920	10/12/2027	978,514	982,705
Orthodontic Partners, LLC DDTL (3M US SOFR + 6.50%)(a)(b)(c)	1,959,068	10/12/2027	1,947,830	1,958,638
Road Tested Parts, LLC TL (3M US SOFR + 6.50%)(a)(b)(c)	1,949,609	8/17/2026	1,925,842	1,864,099
Spectrum Vision (3M US SOFR + 6.50%)(a)(b)(c)(d)	5,598,238	11/17/2025	5,576,327	5,578,092

Total Direct Credit			$58,561,756	$57,793,045

Description	Acquisition Date	Cost	Fair Value
Direct Equity (39.83%)
AEP Galaxy-A, L.P. (b)(d)(f)	7/13/2023	9,455,746	9,338,922
AeriTek Global Parent, LLC (b)(c)	10/30/2024	7,500,000	7,500,000
ASP Arcadia Co-Invest, L.P. (b)(d)(f)	2/5/2024	9,540,526	9,298,755
BA Hissho Blocker, LLC (a)(b)(f)(g)	5/16/2022	3,861,507	6,508,028
Biloxi Co-Investment , L.P. (b)(d)(f)	8/11/2021	3,630,888	6,176,963
Calera Capital Partners VI C4 Blocked AIV, L.P. (b)(d)(f)	5/9/2024	3,300,000	3,283,870
Calera XXV, LLC (b)(d)(e)(f)	5/9/2024	7,950,000	7,911,393

Description (continued)	Acquisition Date	Cost	Fair Value
Charger Investment , L.P. (b)(f)	9/30/2021	$4,841,224	$6,485,477
CIP Bland Landscaping Holdings MF SPV, LLC (b)(c)	12/19/2024	10,359,254	10,000,000
Circle Investco Limited. (b)(f)	11/15/2024	14,691,877	14,691,877
COP Lawn Services Inv, LLC (a)(b)(d)(f),(h)	11/18/2022	6,020,615	11,960,980
CP III NSW Co-Investment A, LLC (b)(c)	12/13/2024	8,481,000	8,481,000
CP III NSW Co-Investment B, LLC (b)(c)	12/13/2024	4,000,000	4,000,000
CV HOLDCO, LLC (a)(b)(f)	5/20/2024	10,043,607	10,000,000
Cynosure Partners III Offshore, L.P. (b)(c)(e)	12/27/2024	4,564,675	4,301,672
Gainline Tubing Co-Investment Holdings, LLC (b)(c)	12/3/2024	5,209,200	5,000,000
Greenbriar Coinvest WPS, L.P. (b)(d)(f)	2/13/2023	5,309,448	5,249,609
IEM Parent, L.P. (a)(b)(f)	2/1/2023	5,774,264	49,212,500
Incline V RKD Co-Invest A, L.P. (b)(f)	8/16/2022	12,070,044	14,611,320
MDME Holdings, LLC (a)(b)(f)	8/3/2022	66,624	60,838
Medical Device Opportunities S.C.A. (a)(b)(d)(f)	6/29/2023	4,263,870	5,540,947
MFG Mellott Fund A, LLC (a)(b)(f)	9/9/2021	3,000,000	6,406,776
MiddleGround Checker Co-Invest Partners, L.P. (b)(f)	2/10/2022	11,894,611	12,531,209
MiddleGround Royal Palm Co-Invest Partners, L.P. (b)(f)	2/10/2022	7,827,169	17,958,442
MML Partnership Capital VII S.C.Sp. (a)(b)(f)	8/21/2023	10,000,000	11,756,757
North Acquisition, LLC (b)(e)(f)	7/27/2022	150,000	218,940
NS UPS A, LLC (b)(c)(d)	7/18/2024	4,798,295	4,798,295
NS UPS Investment, LLC (b)(d)(e)(f)	7/18/2024	1,859,339	1,859,339
OEP VIII Project Vector Co-Investment (b)(f)	12/20/2021	8,010,147	16,809,531
RCP Monte Nido Co-Investment Fund, L.P. (a)(b)(f)	8/24/2022	17,467,780	9,604,320
Ridgemont Equity Coinvest III AGP Blocker, L.P. (a)(b)(f)(i)	10/12/2021	4,545,455	9,420,412
SCP FCA Investments, LLC (b)(d)(e)(f)	6/6/2024	7,550,000	11,636,204
SPC Totalmed, LLC (b)(f)	3/10/2023	10,000,000	10,032,431
TPG Growth V Deacon, L.P. (b)(f)	12/22/2023	10,095,238	10,091,757
TPG Growth V Walkabout CI, L.P. (b)(e)(f)	9/19/2023	7,536,585	9,464,786
TRF Sagebrush Co-Invest, L.P. (b)(c)	11/1/2024	10,545,249	10,012,500
V-Co-Invest IV, L.P. (b)(f)	4/12/2024	5,050,000	5,025,435
V-Sky Co-Invest Aggregator II, L.P. (b)(f)	9/2/2021	5,007,539	6,471,012
Warrior Ultimate Holdings, LLC (b)(c)	12/27/2024	6,500,000	6,500,000
WCI-BXC Investment Holdings L.P. (b)(f)	10/31/2023	13,136,583	13,123,275

Total Direct Equity		$285,908,359	$373,335,572

Description	Acquisition Date	Cost	Fair Value
Secondary Investments (45.87%)
ABRY Heritage Partners (Cayman AIV), L.P. (b)(f)	3/28/2024	8,513	115,633
ABRY Heritage Partners II, L.P. (b)(d)(f)	3/28/2024	382,483	492,415

Description (continued)	Acquisition Date	Cost	Fair Value
ABRY Heritage Partners, L.P. (b)(d)(f)	3/28/2024	$261,641	$376,517
ABRY Partners IX, L.P. (b)(d)(f)	9/30/2021	16,860,146	22,377,230
ABRY Partners VI, L.P. (b)(c)(d)	12/31/2024	10,950	1,849
ABRY Partners VII, L.P. (b)(c)(d)	12/31/2024	55,022	126,180
ABRY Partners VIII (Cayman AIV), L.P. (b)(f)	3/28/2024	56,728	125,111
ABRY Partners VIII, L.P. (b)(d)(f)	3/28/2024	382,114	405,888
Accel-KKR Capital Partners CV IV Strategic Fund, L.P. (b)(d)(f)	3/22/2022	4,805,089	5,160,525
American Securities VII (b)(d)(f)	6/30/2023	29,962,864	23,858,051
Apse Capital II L.P. (b)(c)	10/29/2024	18,042,526	21,813,514
Bain Capital Fund X, L.P. (b)(d)(f)	4/1/2024	105,259	106,328
Bain Capital Venture 2005, L.P. (b)(d)(f)	6/28/2024	29,569	26,761
Bain Capital Venture 2007, L.P. (b)(f)	6/28/2024	453,144	433,360
Bain Capital Venture 2012, L.P. (b)(f)	6/28/2024	671,447	748,632
Bain Capital Venture 2014, L.P. (b)(d)(f)	6/28/2024	916,278	883,733
Bain Capital Venture 2016, L.P. (b)(f)	6/28/2024	4,097,809	4,181,985
Bain Capital Venture Coinvestment Fund L.P. (b)(d)(f)	6/28/2024	166,437	234,125
Battery Ventures XII Side Fund, L.P. (b)(d)(f)	9/30/2021	6,305,714	4,339,924
Battery Ventures XII, L.P. (b)(d)(f)	9/30/2021	9,909,546	8,713,008
Berkshire Fund IX, L.P. (b)(d)(e)(f)	9/30/2021	11,543,574	13,864,698
Berkshire Fund VIII, L.P. (b)(d)(f)	3/31/2023	5,864,282	3,140,203
Bregal Unternehmerkapital III-A SCSp (b)(c)(d)	11/26/2024	1,179,667	1,275,099
Centerbridge Capital Partners III, L.P. (b)(d)(f)(j)	3/28/2024	2,140,406	2,362,436
Centerbridge Capital Partners III, L.P. (b)(c)(j)	7/31/2024	4,878,829	5,779,839
Charlesbank Equity Fund IX, L.P. (b)(e)(f)	9/30/2021	7,125,982	10,333,711
COREalpha Private Equity Partners Co-Investment (b)(d)(f)	5/31/2024	4,034,306	5,108,550
EQT VII (No. 1) Limited Partnership (b)(d)(f)	3/28/2024	1,933,195	2,176,579
EQT VIII (No.1) SCSp (b)(d)(f)	3/28/2024	3,641,802	3,890,408
ForgePoint Cybersecurity Fund I, L.P. (b)(f)	1/4/2024	522,832	439,077
Francisco Partners V, L.P. (b)(d)(f)(j)	1/31/2024	2,262,330	2,701,409
Francisco Partners V-A, L.P. (b)(d)(f)	1/4/2024	534,642	609,312
Francisco Partners VI, L.P. (b)(d)(f)	1/4/2024	2,582,650	3,622,177
Francisco Partners VI-B, L.P. (b)(c)(d)	10/1/2024	2,143,318	2,362,212
FSN Capital Confluence L.P. (b)(d)(f)	7/22/2024	4,277,098	6,981,140
Gallant Capital Partners I-A, L.P. (b)(c)	12/23/2024	1,463,400	1,664,396
Genstar Capital Partners X, L.P. (b)(d)(f)	1/3/2024	821,868	943,577
GHO Capital Virtue, L.P. (b)(d)(f)	4/21/2022	8,305,606	7,586,699
Greycroft Partners II, L.P. (b)(d)(f)	1/17/2024	93,203	94,608
Hellman & Friedman Capital Partners VIII, L.P. (b)(d)(f)	9/30/2021	13,899,283	11,428,867
HGGC Fund II, L.P. (b)(d)(e)(f)	9/30/2021	5,598,500	8,226,545
HGGC Fund III, L.P. (b)(d)(f)	9/30/2021	5,870,130	9,209,744
Icon Partners III, L.P. (b)(d)(f)	7/12/2021	4,344,895	6,542
Icon Partners IV B, L.P (b)(d)(f)	7/12/2021	2,153,596	2,300,875
Insight Venture Partners IX, L.P. (b)(d)(f)	9/30/2021	24,231,923	19,400,210

Description (continued)	Acquisition Date	Cost	Fair Value
Institutional Venture Partners XVI, L.P. (b)(f)	9/30/2021	$2,736,524	$1,756,636
Lakestar Growth I LP (b)(c)	9/30/2024	968,453	1,205,744
Lakestar I LP (b)(c)(d)	9/30/2024	70,210	69,138
Lakestar III LP (b)(c)	9/30/2024	705,736	777,261
Lightyear Fund IV, L.P. (b)(d)(e)(f)	9/30/2021	6,224,098	8,475,658
Linden Capital Partners IV, L.P. (b)(d)(f)(j)	9/30/2023	6,813,373	10,696,029
NB Eclipse Fund LP (b)(c)(d)	9/30/2024	11,200,661	13,715,161
New Mountain Partners IV, L.P (b)(d)(e)(f)	9/30/2021	5,280,397	2,197,099
New Mountain Partners V, L.P. (b)(d)(e)(f)	9/30/2021	10,587,422	7,846,046
New Mountain Partners VI, L.P. (b)(d)(f)	1/4/2024	728,751	1,017,050
NewView Capital Special Opportunities Fund III, LP (b)(d)(f)	6/17/2024	10,591,366	12,199,390
Odyssey Investment Partners V, L.P. (b)(d)(e)(f)	9/30/2021	5,082,250	4,768,282
Pantheon Viking Co-Invest, L.P. (b)(d)(f)	9/29/2023	6,607,524	10,070,355
Platinum Equity Capital Partners IV, L.P. (b)(d)(f)	9/30/2021	9,674,078	7,703,695
Quad-C Partners IX, L.P. (b)(d)(e)(f)	9/30/2021	8,162,307	11,096,110
Searchlight Capital III PV, L.P. (b)(c)(d)	9/30/2024	1,415,844	1,665,816
Searchlight Captial CF SPK, L.P. (b)(d)(f)	11/14/2023	9,073,122	12,018,891
Silver Lake Partners V, L.P. (b)(d)(f)(j)	9/1/2023	12,994,715	10,220,215
Silver Oak CCS SPV, L.P. (b)(d)(f)	12/20/2021	1,974,239	3,645,085
Stepstone Capital Partners IV, L.P. (b)(d)(f)	9/30/2021	2,063,437	2,827,047
Tenex Capital Partners III, L.P. (b)(c)(d)	9/30/2024	1,144,477	1,435,701
Thoma Bravo Fund XII, L.P. (b)(d)(f)(j)	9/30/2023	13,129,376	11,489,217
Thoma Bravo Fund XII-A, L.P. (b)(d)(f)	1/4/2024	801,502	1,050,681
Thoma Bravo Fund XIII, L.P. (b)(d)(f)	9/30/2021	17,258,325	18,672,784
Thoma Bravo Fund XIV-A, L.P. (b)(d)(f)	1/4/2024	799,415	994,456
Thoma Bravo Fund XV, L.P. (b)(d)(f)	1/4/2024	657,798	920,982
Trinity Ventures 2024, L.P. (b)(c)(d)	12/20/2024	9,162,263	13,098,316
Triton IV Continuation Fund SCSP (b)(d)(f)	4/25/2023	6,893,322	8,227,674
Triton IV US, L.P. (b)(d)(f)	7/29/2024	826,166	1,154,792
Triton V, L.P. (b)(d)(f)	4/2/2024	2,874,110	3,432,132
Vista Equity Partners Fund VII-A, L.P. (b)(c)	12/31/2024	5,497,835	6,327,793
Waud Capital Partners QP IV, L.P. (b)(d)(e)(f)	12/31/2021	9,926,873	11,892,784
Wind Point Partners AAV II, L.P. (b)(d)(f)	7/28/2023	2,579,387	1,082,793
Wind Point Partners AAV, L.P. (b)(d)(f)	7/8/2021	3,029,096	1,704,532
Wind Point Partners VIII-A, L.P. (b)(d)(e)(f)	9/30/2021	2,008,995	4,592,079

Total Secondary Investments		$404,474,043	$430,077,106

Description	Acquisition Date	Cost	Fair Value
Primary Investments (5.99%)
Audax Private Equity Origins Fund I, L.P. (b)(d)(f)	4/21/2022	5,422,593	5,435,341
Bansk Fund I-B, L.P. (b)(d)(f)	4/24/2023	9,977,549	14,318,380
Cynosure 2020 Co-Investment, LLC Series B (b)(e)(f)	9/30/2021	924,196	3,136,629
FFL Parallel Fund V, L.P. (b)(d)(f)	5/6/2022	8,626,391	9,886,769

Description (continued)	Acquisition Date	Cost	Fair Value
Gridiron Capital Fund V, L.P. (b)(d)(f)	3/31/2023	$6,012,981	$6,314,619
Kohlberg TE Investors X, L.P. (b)(d)(f)	7/31/2024	2,187,218	2,158,380
Norwest Mezzanine Partners, V, L.P. (b)(d)(f)	9/29/2023	204,375	182,908
One Equity Partners VIII, L.P. (b)(d)(f)	4/5/2022	9,281,386	14,504,937
WP COREalpha (Cayman) VII, L.P. (b)(d)(f)	6/20/2024	228,166	214,930

Total Primary Investments		$42,864,855	$56,152,893

Short-Term Investments (6.06%)	Cost	Fair Value
Fidelity Treasury Fund, 3.82%(c),(k)	753,416	753,416
Goldman Sachs Financial Square Government Fund, 4.24%(c),(k)	52,836,259	52,836,259
Vanguard Federal Money Market, 4.39%(c),(k)	3,296,771	3,296,771

Total	56,886,446	56,886,446

Total Short-Term Investments	$56,886,446	$56,886,446

Total Investments (103.93%)	$848,695,459	$974,245,062
Liabilities In Excess of Other Assets (3.93%)		(36,845,045)
Net Assets (100.00%)		$937,400,017

Investment Abbreviations:

SOFR- Secured Overnight Financing Rate

Rates:

Certain variable rate securities in FS MVP Private Markets Fund's (the Fund's) portfolio bear interest at a rate determined by a publicly disclosed base rate plus a basis point spread. As of December 31, 2024, the three-month SOFR was 4.31%.

(a)	Level 3 securities fair valued under procedures established by the Trustees, represent 19.02% of net assets. The total value of these securities is $178,264,603.
(b)	Investments have no redemption provisions, are issued in private placement transactions and are restricted as to resale. For investments that were acquired through multiple transactions, the acquisition date represents the initial acquisition date of the Fund’s investment in the position. Total fair value of restricted securities amounts to $917,358,616, which represents 97.86% of net assets as of December 31, 2024.
(c)	Income Producing security.
(d)	Investment has been committed to but has not been fully funded by the Fund at December 31, 2024. See Note 3 for total unfunded investment commitments.
(e)	All or a portion of this security is custodied with MVP Private Markets Sub-Fund, LLC at December 31, 2024.
(f)	Non-income producing security.
(g)	The Fund owns 500,000 Class A units.
(h)	Investment does not allow redemptions or withdrawals except at discretion of its general partner, manager or advisor.
(i)	The Fund owns 4,545,455 subscriber units.
(j)	All or a portion of this security is custodied with MVP Private Markets Fund (S), LLC at December 31, 2024.
(k)	The rate shown is the annualized 7-day yield as of December 31, 2024.

*	All securities are domiciled in the United States.

See Notes to Quarterly Schedule of Investments.

FS MVP Private Markets Fund

Notes to Quarterly Schedule of Investments

December 31, 2024 (Unaudited)

1. ORGANIZATION

FS MVP Private Markets Fund, formerly MVP Private Markets Fund, (the "Fund") was organized as a Delaware statutory trust on April 7, 2021. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end management investment company. The Fund’s investment adviser is Portfolio Advisers, LLC (the "Adviser"), a subsidiary of FS Investments (formerly Franklin Square Capital Partners), a national sponsor of alternative investment funds designed for the individual investor. The Adviser is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act") and was organized as a limited liability company under the laws of the State of Connecticut on June 19, 1997.The Fund commenced operations on January 3, 2022 ("Commencement of Operations"). Simultaneous with the Commencement of Operations, the Predecessor Fund, through a tax-free reorganization, transferred investments, cash and other assets totaling $416,174,869 (including $45,914,879 of unrealized appreciation) into the Fund. The investments acquired by the Fund in the reorganization were valued using fair value procedures approved by the Fund's Board of Trustees. The Predecessor Fund maintained an investment objective, strategies and investment policies, guidelines and restrictions that are, in all material respects, equivalent to those of the Fund and at the time of the conversion of the Predecessor Fund was managed by the same Adviser and portfolio managers as the Fund.

The Fund’s investment objective is to generate long-term capital appreciation by investing in a diversified portfolio of private market investments, with a focus on investments in mid-sized companies in the United States. The Fund will seek to achieve its investment objective through a mix of investments (the "Fund Investments") that is predominantly comprised of private equity, and to a lesser extent private credit. Fund Investments are expected to primarily consist of the following:

●	direct investments in the equity or debt of target companies and other private assets (i.e. assets that are not traded on a public securities exchange) ("Direct Investments"), typically together with third-party managers ("Sponsors");
●	purchases of existing interests in private equity or private credit funds ("Portfolio Funds") and other private assets managed by Sponsors ("Secondary Investments");
●	subscriptions for new interests in Portfolio Funds ("Primary Investments"); and
●	short-term and liquid investments, including money market funds, short term treasuries, and/or other liquid investment vehicles.

Subject to applicable law and regulation, the Fund may gain exposure to Fund Investments indirectly through pooled vehicles or special purpose vehicles managed by the Adviser, any of its affiliates or third parties.

Under normal circumstances, the Fund intends to invest and/or make capital commitments of at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in "Private Market Assets". For purposes of this policy, Private Market Assets include Direct Investments, Portfolio Funds, Secondary Investments, and Primary Investments.

The Fund’s Board of Trustees (the "Board”) has overall responsibility for the management and supervision of the business operations of the Fund on behalf of the shareholders. A majority of Trustees of the Board are and will be persons who are not "interested persons," as defined in Section 2(a)(19) of the 1940 Act (the "Independent Trustees"). To the extent permitted by the 1940 Act and other applicable law, the Board may delegate any of its rights, powers and authority to, among others, the officers of the Fund, any committee of the Board, service providers or the Adviser.

The Fund offers three separate classes of shares of beneficial interest ("Shares") designated as Class A Shares, Class I Shares and Class D Shares. Each class of Shares is subject to different fees and expenses. The Fund may offer additional classes of Shares in the future. The Fund has received an exemptive order from the SEC with respect to the Fund’s multi-class structure. The purchase price of the Shares at the Commencement of Operations was $10.00 per Share. Thereafter, the purchase price Shares was based on the net asset value per Share as of the date such Shares were purchased. Fractions of Shares are issued to one one-thousandth of a Share.

The minimum initial investment in the Fund for Class A Shares and Class D Shares is $50,000, and the minimum initial investment for Class I Shares is $1,000,000 except for additional purchases pursuant to the dividend reinvestment plan. However, the Fund, in its sole discretion, may accept investments below these minimums. Investors subscribing through a given broker/dealer or registered investment adviser may have shares aggregated to meet these minimums, so long as denominations are not less than $50,000 and incremental contributions are not less than $5,000.

Shares will generally be offered for purchase as of the first business day of each month, except that Shares may be offered more or less frequently as determined by the Board in its sole discretion. Investments in Class A Shares and Class D Shares of the Fund are sold subject to a sales charge of up to 3.50% of the investment. For some investors, the sales charge may be waived or reduced (in whole or in part). The full amount of sales charge may be reallowed to brokers or dealers participating in the offering.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund meets the definition of an investment company and follows the accounting and reporting guidance as issued through the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Consolidation of Subsidiaries: The Fund may make investments through wholly-owned subsidiaries (each a “Subsidiary” and together, the “Subsidiaries”). Such Subsidiaries will not be registered under the Investment Company Act; however, the Fund will wholly own and control any Subsidiaries. The Board has oversight responsibility for the investment activities of the Fund, including its investment in any Subsidiary, and the Fund’s role as sole shareholder owner of any Subsidiary. To the extent applicable to the investment activities of a Subsidiary, the Subsidiary will follow the same compliance policies and procedures as the Fund. The Fund would “look through” any such Subsidiary to determine compliance with its investment policies. The Fund complies with Section 8 of the Investment Company Act governing investment policies on an aggregate basis with any Subsidiary. The Fund also complies with Section 18 of the Investment Company Act governing capital structure and leverage on an aggregate basis with each Subsidiary so that the Fund treats a Subsidiary’s debt as its own for purposes of Section 18. Further, each Subsidiary complies with the provisions of Section 17 of the Investment Company Act relating to affiliated transactions and custody. Any Subsidiary would use UMB Bank, n.a. as custodian. The Fund will not create or acquire primary control of any entity which engages in investment activities in securities or other assets, other than entities wholly-owned by the Fund.

As of December 31, 2024, there are two active Subsidiaries: MVP Private Markets Sub-Fund LLC (the “Sub-Fund”) and MVP Private Markets Fund (S) LLC, both formed in Delaware. These Subsidiaries have the same investment objective as the Fund. The Consolidated Schedule of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations, Consolidated Statement of Changes in Net Assets, Consolidated Statement of Cash Flows and Consolidated Financial Highlights of the Fund include the accounts of the Subsidiaries. All intercompany accounts and transactions have been eliminated in the consolidation for the Fund.

As of December 31, 2024, the total value of investments held by the Sub-Fund is $137,501,303 or approximately 14.67% of the Fund's net assets.

As of December 31, 2024, the total value of investments held by MVP Private Markets Fund (S) LLC are $47,526,768 or approximately 5.07% of the Fund's net assets. Both the Sub-Fund and MVP Private Markets Fund (S) LLC are wholly owned subsidiaries of the Holdco which is a disregarded entity for financial reporting purposes.

Short-Term Investments: Short-term investments represent investments in high quality money market instruments and money market mutual funds, and are recorded at NAV per share which approximates fair value. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less and may include U.S. Government securities, commercial paper, certificates of deposit and bankers acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

Investment Transactions: Investment transactions are accounted for on a trade-date basis. The Fund accounts for realized gains and losses from its Portfolio Funds based upon the pro-rata ratio of the fair value and cost of the underlying investments at the date of redemption. Dividend and interest income and expenses are recorded on the accrual basis. Distributions from Portfolio Funds will be received as underlying investments of the Portfolio Funds are liquidated. Distributions from Portfolio Funds occur at irregular intervals, and the exact timing of distributions from the Portfolio Funds has not been communicated from the Portfolio Funds. It is estimated that distributions will occur over the life of the Investment Funds.

Fair Value of Financial Instruments: The fair value of the Fund’s assets and liabilities which qualify as financial instruments approximates the carrying amounts presented in the Consolidated Statement of Assets and Liabilities. The Fund values its investments in portfolio funds at fair value in accordance with FASB ASC 820, Fair Value Measurement (“ASC 820”). See Note 3 for
more information.

3. PORTFOLIO VALUATION

ASC 820 defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in valuing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observation of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 —	unadjusted quoted prices in active markets for identical financial instruments that the reporting entity has the ability to access at the measurement date.

Level 2 —	inputs other than quoted prices included within Level 1 that are observable for the financial instrument, either directly or indirectly. Level 2 inputs also include quoted prices for similar assets and liabilities in active markets, and quoted prices for identical or similar assets and liabilities in markets that are not active.

Level 3 —	significant unobservable inputs for the financial instrument (including management’s own assumptions in determining the fair value of investments).

Investments in Portfolio Funds are recorded at fair value, using the Investment Funds’ NAV as a “practical expedient,” in accordance with ASC 820.

The private equity Portfolio Funds generally are restricted securities that are subject to substantial holding periods and are not traded in public markets, so that the Fund may not be able to resell some of its investments for extended periods, which may be several years. The types of private equity Portfolio Funds that the Fund may make investments in include primary and secondary investments. Primary investments are investments in newly established private equity funds. Secondary investments are investments in existing private equity funds that are acquired in privately negotiated transactions.

The Fund calculates its net asset value as of the close of business on the last business day of each month, each date that a Share is offered or repurchased, as of the date of any distribution and at such other times as the Board shall determine (each, a “Determination Date”). In determining its net asset value, the Fund values its investments as of the relevant Determination Date. The net asset value of the Fund equals, unless otherwise noted, the value of the total assets of the Fund, less all of its liabilities, including accrued fees and expenses, each determined as of the relevant Determination Date. The net asset value of Class A Shares, Class I Shares and Class D Shares will be calculated separately based on the fees and expenses applicable to each class. It is expected that the net asset value of Class A Shares, Class I Shares and Class D Shares will vary over time due to the different fees and expenses applicable to each class.

The Board has approved valuation procedures for the Fund (the “Valuation Policy”), and has approved the delegation of the day-to-day work of determining fair values and pricing responsibility for the Fund to the Adviser as the Fund’s Valuation Designee, subject to the oversight of the Board. The valuation of the Fund’s investments is performed in accordance with Financial Accounting Standards Board’s Accounting Standards Codification 820 — Fair Value Measurements and Disclosures.

The Valuation Policy provides that the Fund will value its Fund Investments at fair value.

Assets and liabilities initially expressed in foreign currencies will be converted into U.S. Dollars using foreign exchange rates provided by a recognized pricing service.

Securities traded on one or more of the U.S. national securities exchanges, the Nasdaq Stock Market or any foreign stock exchange will be valued based on their respective market price, subject to adjustment based on potential restrictions on the transfer or sale of such securities.

Debt instruments for which market quotations are readily available are typically valued based on such market quotations. In validating market quotations, the Valuation Designee considers different factors such as the source and the nature of the quotation and trading volume in order to determine whether the quotation represents fair value. The Adviser makes use of reputable financial information providers in order to obtain the relevant quotations.

For debt and equity securities which are not publicly traded or for which market prices are not readily available (unquoted investments) the fair value is determined in good faith. In determining the fair values of Direct Investments, the Valuation Designee will typically apply widely recognized market and income valuation methodologies including, but not limited to, earnings and multiple analysis, discounted cash flow method and third-party valuations. In order to determine a fair value, these methods are applied to the latest information provided by the relevant Portfolio Companies or other business counterparties.

Secondary Investments and Primary Investments in Portfolio Funds are generally valued based on the latest net asset value reported by the associated Sponsor taking into account the subsequent cash flow activity with respect thereto as set forth below, provided that if the Valuation Designee concludes in good faith that the latest net asset value reported by a Sponsor does not represent fair value, the Valuation Designee will make a corresponding adjustment to reflect the current fair value of such Portfolio Fund. In determining the fair value of assets held by Portfolio Funds, the Valuation Designee applies valuation methodologies as outlined above. Any cash flows since the reference date of the last net asset value for a Portfolio Fund received by the Fund from a Sponsor until the Determination Date are recognized by (i) adding the nominal amount of the investment related capital calls and (ii) deducting the nominal amount of investment related distributions from the net asset value as reported by the Sponsor.

Notwithstanding the above, Sponsors may adopt a variety of valuation bases and provide differing levels of information concerning Portfolio Funds and other investments and there will generally be no liquid markets for such investments. Consequently, there are inherent difficulties in determining the fair value that cannot be eliminated. The Valuation Designee will not be able to confirm independently the accuracy of valuations provided by the Sponsors (which are generally unaudited).

Determining the fair value of investments for which market values are not readily available is necessarily subject to incomplete information, reporting delays and many subjective judgments; accordingly, fair value determinations made by the Valuation Designee should be considered as estimates. Due to the inherent uncertainty involved in such determinations, the reported fair value of these investments may fluctuate from period to period. In addition, such fair value may differ materially from the values that may have been used had a ready market existed for such investments and may significantly differ from the value ultimately realized by the Fund.

The Adviser and its affiliates act as investment advisers to other clients that invest in securities for which no public market price exists. Valuation determinations by the Adviser or its affiliates for other clients may result in different values than those ascribed to the same security owned by the Fund. Consequently, the fees charged to the Fund may be different than those charged to other clients, since the method of calculating the fees takes the value of all assets, including assets carried at different valuations, into consideration.

Expenses of the Fund, including the Investment Management Fee, are accrued on a monthly basis on the Determination Date and taken into account for the purpose of determining the Fund’s NAV.

Prospective investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the Fund’s net asset value and the Fund if the judgments of the Valuation Designee regarding appropriate valuations should prove incorrect.

The following table represents the inputs used to value the investments at fair value on the Consolidated Statement of Assets and Liabilities within the valuation hierarchy as of December 31, 2024:

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Direct Credit	$–	$–	$57,793,045	$57,793,045
Direct Equity	–	–	120,471,558	339,299,324
Primary Investments	–	–	–	53,016,264
Secondary Investments	–	–	–	467,249,983
Short-Term Investments	56,886,446	–	–	56,886,446
Total	$56,886,446	$–	$178,264,603	$974,245,062

Direct Equity, Primary Investments and Secondary Investments are fair valued using net asset value (or its equivalent) as a practical expedient are not included in the fair value hierarchy. As such, investments in securities with a fair value of $739,094,013 are excluded from the fair value hierarchy as of December 31, 2024.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Direct Credit	Direct Equity	Total
Balance as of March 31, 2024	$68,559,086	$75,612,284	$144,171,370
Accrued discount/ premium	232,010	–	232,010
Return of Capital	–	(1,068,791)	(1,068,791)
Realized Gain/(Loss)	44,384	–	44,384
Change in Unrealized Appreciation/(Depreciation)	(613,671)	26,280,137	25,666,466
Purchases	375,150	10,043,608	10,418,758
Sales Proceeds	(10,803,914)	–	(10,803,914)
Transfer into Level 3	–	9,604,320	9,604,320
Balance as of December 31, 2024	$57,793,045	$120,471,558	$178,264,603
Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at December 31, 2024	$(651,457)	$26,280,137	$25,628,680

The net change in unrealized appreciation/(depreciation) included in the Consolidated Statement of Operations attributable to Level 3 assets still held as of December 31, 2024 is $25,628,680.

The following table presents additional quantitative information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2024:

Asset Class	Fair Value at December 31, 2024	Valuation Techniques	Unobservable Input	Range of Input	Weighted Average of Input	Impact to Valuation from an Increase in Input
Direct Credit	$ 38,975,998	Relative Value Analysis	Yield to Maturity	7.5%-20.1%	13.3%	Decrease
Direct Credit	18,817,047	Recent transaction	N/A	N/A	N/A	N/A
Direct Equity	120,471,557	Market Comparable Companies	EBITDA Multiple	7.5x - 16.0x	12.0x	Increase

The Fund’s investments in Portfolio funds, along with their corresponding unfunded commitments and other attributes, as of December 31, 2024, are briefly summarized in the table below.

Financing Stage	Investment Strategy	Fair Value	Unfunded Commitments	Remaining Life	Redemption Frequency	Notice Period (In Days)	Redemption Restriction Terms
Buyout	Control investments in established companies	$830,693,422	$109,202,866	Up to 10 Years	None	N/A	N/A
Growth Capital	Non-control investments in established companies with strong growth characteristics	68,708,235	5,580,058	Up to 10 Years	None	N/A	N/A
Special Situations/ Other	Investments in mezzanine, distressed debt, energy/utility and turnarounds	17,956,958	9,784,387	Up to 10 Years	None	N/A	N/A

*	The information summarized in the table above represents the general terms for the specified financing stage. Individual Portfolio Funds may have terms that are more or less restrictive than those terms indicated for the asset class as a whole. In addition, most Portfolio Funds have the flexibility, as provided for in their constituent documents, to modify and waive such terms.

Private equity is a common term for investments that typically are made in non-public companies through privately negotiated transactions. Private equity investors generally seek to acquire quality assets at attractive valuations and use operational expertise to enhance value and improve portfolio company performance. Buyout funds acquire private and public companies, as well as divisions of larger companies. Private equity specialists then seek to uncover value-enhancing opportunities in portfolio companies, unlock the value of the portfolio company and reposition it for sale at a multiple of invested equity.

The following outlines the primary investment strategies of the Portfolio Funds held by the Fund as of December 31, 2024.

Buyouts: Control investments in established, cash flow positive companies are usually classified as buyouts. Buyout investments may focus on small-, mid- or large-capitalization companies, and such investments collectively represent a substantial majority of the capital deployed in the overall private equity market. The use of debt financing, or leverage, is prevalent in buyout transactions—particularly in the large-cap segment.

Growth Capital: Investments in new and emerging companies are usually classified as venture capital. Such investments are often in technology, healthcare or other high growth industries.

Special Situations: A broad range including mezzanine, distressed debt, energy/utility investments and turnarounds.

Types of private equity investments that the Fund may make include:

Primary Investments. Primary investments (primaries) are interests or investments in newly established private equity funds. Primary investors subscribe for interests during an initial fundraising period, and their capital commitments are then used to fund investments in a number of individual operating companies during a defined investment period.

Secondary Investments. Secondary investments (secondaries) are interests in existing private equity funds that are acquired in privately negotiated transactions, typically after the end of the private equity fund’s fundraising period.

Direct Investments. Direct investments involve taking an interest in securities issued by an operating company, whether equity or credit. Direct equity investments generally involve new owners taking a material stake in the target company, frequently a controlling interest, and exercising significant influence on the growth and development of the company through work with the company’s management and board of directors. Direct credit investments often represent financing for buyout or growth investments and may have various features and covenants designed to protect the lender’s interests; such investments may include both secured and unsecured loans, bonds and/or other forms of debt. Direct investments may vary in duration, but usually are exited within two to six years.

4. INDEMNIFICATION

The Fund indemnifies its officers and managers for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

5. PRINCIPAL RISK FACTORS

Closed-End Fund; Liquidity Limited to Periodic Repurchases of Shares. The Fund is a non-diversified, closed-end management investment company designed primarily for long-term investors. The Fund is neither a liquid investment nor a trading vehicle. An investor should not invest in the Fund if the investor needs a liquid investment. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis.

The Fund does not currently intend to list the Shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares. Although (i) the Board may, in its sole discretion, cause the Fund to offer to repurchase outstanding Shares at their net asset value (after all applicable fees), or, in certain circumstances, at a discount, and (ii) the Adviser intends to recommend to the Board that, in normal market circumstances, the Fund conduct repurchase offers of no more than 5% of the Fund’s net assets generally quarterly on or about each December 31, March 31, June 30 and September 30, Shares are considerably less liquid than shares of funds that trade on a stock exchange, or Shares of open-end registered investment companies. It is possible that the Fund may be unable to repurchase all of the Shares that an investor tenders due to the illiquidity of the Fund Investments or if the shareholders request the Fund to repurchase more Shares than the Fund is then offering to repurchase. There can be no assurance that the Fund will conduct repurchase offers in any particular period and shareholders may be unable to tender Shares for repurchase for an indefinite period of time.

There will be a substantial period of time between the date as of which shareholders must submit a request to have their Shares repurchased and the date they can expect to receive payment for their Shares from the Fund. Shareholders whose Shares are accepted for repurchase bear the risk that the Fund’s net asset value may fluctuate significantly between the time that they submit their repurchase requests and the date as of which such Shares are valued for purposes of such repurchase. Shareholders will have to decide whether to request that the Fund repurchase their Shares without the benefit of having current information regarding the value of Shares on a date proximate to the date on which Shares are valued by the Fund for purposes of effecting such repurchases.

Non-Diversified Status. The Fund is a "non-diversified" management investment company. Thus, there are no percentage limitations imposed by the 1940 Act on the Fund’s assets that may be invested, directly or indirectly, in the securities of any one issuer. Consequently, if one or more Fund Investments are allocated a relatively large percentage of the Fund’s assets, losses suffered by such Fund Investments could result in a higher reduction in the Fund’s capital than if such capital had been more proportionately allocated among a larger number of investments. The Fund may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. However, the Fund will be subject to diversification requirements applicable to RICs under the Code.

Limited Operating History of Fund Investments. Fund Investments may have limited operating histories and the information the Fund will obtain about such investments may be limited. As such, the ability of the Adviser to evaluate past performance or to validate the investment strategies of such Fund Investments will be limited. Moreover, even to the extent a Fund Investment has a longer operating history, the past investment performance of any of the Fund Investments should not be construed as an indication of the future results of such investments or the Fund, particularly as the investment professionals responsible for the performance of such investments may change over time. This risk is related to, and enhanced by, the risks created by the fact that the Adviser relies upon information provided to it by the issuer of the securities that is not, and cannot be, independently verified.

Identification of Investments. Identification of attractive investment opportunities by the Adviser involves a high degree of uncertainty. The success of the Fund depends on the availability of appropriate investment opportunities and the ability of the Adviser to identify, select, gain access to and consummate appropriate investments. The availability of investment opportunities for the Fund generally will be subject to market conditions and the ability of the Adviser to locate investments that are available for purchase at attractive prices. There can be no assurance that suitable investments will be available, that the Fund will be able to choose, make and realize investments in any particular company, Portfolio Fund or other investment, or that the Fund will be able to fully invest its capital. The Fund may be unable to invest on acceptable terms within the time period that the Fund anticipates or at all. To the extent that any portion of the Fund’s capital is not invested, or is subject to delay before being invested, the potential return of the Fund will be diminished.

Derivative Instruments. Some or all of the Sponsors (subject to applicable law) and the Fund may use options, swaps, futures contracts, forward agreements and other derivatives contracts. Transactions in derivative instruments present risks arising from the use of leverage (which increases the magnitude of losses), volatility, the possibility of default by a counterparty, and illiquidity. Use of derivative instruments for hedging or speculative purposes by the Fund or the Sponsors could present significant risks, including the risk of losses in excess of the amounts invested.

Nature of Portfolio Companies. The Fund Investments will include direct and indirect investments in various companies, ventures and businesses ("Portfolio Companies"). This may include Portfolio Companies in the early phases of development, which can be highly risky due to the lack of a significant operating history, fully developed product lines, experienced management, or a proven market for their products. The Fund Investments may also include Portfolio Companies that are in a state of distress or which have a poor record, and which are undergoing restructuring or changes in management, and there can be no assurances that such restructuring or changes will be successful. The management of such Portfolio Companies may depend on one or two key individuals, and the loss of the services of any of such individuals may adversely affect the performance of such Portfolio Companies.

General Risks of Secondary Investments. The overall performance of the Fund’s Secondary Investments will depend in large part on the acquisition price paid, which may be negotiated based on incomplete or imperfect information. Certain Secondary Investments may be purchased as a portfolio, and in such cases the Fund may not be able to exclude from such purchases those investments that the Adviser considers (for commercial, tax, legal or other reasons) less attractive. Similarly, certain Secondary Investments may require the Fund to make a concurrent primary commitment to a new Portfolio Fund, which commitment the Adviser may consider to be less attractive than the other assets to be acquired. Where the Fund acquires a Portfolio Fund interest as a secondary investment, the Fund will generally not have the ability to modify or amend such Portfolio Fund’s constituent documents (e.g., limited partnership agreements) or otherwise negotiate the economic terms of the interests being acquired. In addition, the costs and resources required to investigate the commercial, tax and legal issues relating to Secondary Investments may be greater than those relating to Primary Investments.

Contingent Liabilities Associated with Secondary Investments. Where the Fund acquires a Portfolio Fund interest as a secondary investment, the Fund may acquire contingent liabilities of the seller of such interest. More specifically, where the seller has received distributions from the relevant private equity fund and, subsequently, that private equity fund recalls one or more of these distributions, the Fund (as the purchaser of the interest to which such distributions are attributable and not the seller) may be obligated to return monies equivalent to such distributions to such private equity fund. While the Fund may, in turn, make a claim against the seller for any such monies so paid to the private equity fund, there can be no assurances that the Fund would prevail on such claim.

Non-U.S. Investments. The Fund and the Portfolio Funds may invest in securities of companies and other issuers located outside of the United States. Investing outside of the United States involves certain considerations not usually associated with investing in securities of U.S. companies, including political and economic considerations, such as greater risks of expropriation, nationalization, confiscatory taxation, imposition of withholding or other taxes on interest, dividends, capital gains, other income or gross sale or disposition proceeds, limitations on the removal of assets and general social, political and economic instability; the relatively small size of the securities markets in certain countries; differing laws and regulations applicable to the securities and financial services industries of certain countries; fluctuations in the rate of exchange between currencies and costs associated with currency conversion; government policies that may restrict the Fund’s investment opportunities; and accounting and financial reporting standards that may not be as high as comparable U.S. standards. The Fund and the Portfolio Funds may be unable to structure any such non-U.S. transactions to achieve the intended results or to sufficiently mitigate risks associated with such markets.

Market Disruption Risks Related to International Conflicts. The success of the Fund's investment program may be affected by national and international political circumstances. These factors may affect the level and volatility of securities prices and the liquidity of investments held by the Fund. Unexpected volatility or illiquidity could impair the Fund's profitability or result in losses. Armed conflicts between Russia and Ukraine in Europe and Hamas and Israel in the Middle East could adversely affect global energy and financial markets and, therefore, could affect the value of Fund Investments, including beyond the Fund's direct exposure to issuers operating in the applicable geographic regions. The extent and duration of these conflicts, related sanctions and resulting market disruptions are impossible to predict and could be substantial. These events as well as other changes in non-U.S. and domestic economic and political conditions also could adversely affect individual issuers or related groups of issuers, global energy and financial markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Fund's investments. The price and liquidity of investments may fluctuate widely as a result of these conflicts and related events. Any such disruptions caused by these conflicts or resulting sanctions may magnify the impact of other risks described in this Prospectus.

Concentration of Investments. There are no limitations imposed by the Adviser as to the amount of Fund assets that may be invested in (i) any one Fund Investment, (ii) in Portfolio Funds or other investments managed by a particular Sponsor or its affiliates, (iii) indirectly in any single industry or (iv) in any issuer. In addition, a Portfolio Fund’s investment portfolio may consist of a limited number of companies and may be concentrated in a particular industry area or group. Accordingly, the Fund’s investment portfolio may at times be significantly concentrated, both as to managers, industries and/or individual companies. Such concentration could offer a greater potential for capital appreciation as well as increased risk of loss. Such concentration may also be expected to increase the volatility of the Fund’s investment portfolio. The Fund is, however, subject to the asset diversification requirements applicable to RICs.

Currency Risk. The Fund’s portfolio may include direct and indirect investments in a number of different currencies. Any returns on, and the value of such investments may, therefore, be materially affected by exchange rate fluctuations, local exchange control, limited liquidity of the relevant foreign exchange markets, the convertibility of the currencies in question and/or other factors. A decline in the value of the currencies in which the Fund Investments are denominated against the U.S. Dollar may result in a decrease the Fund’s net asset value. The Adviser may or may not elect to hedge the value of investments made by the Fund against currency fluctuations, and even if the Adviser deems hedging appropriate, it may not be possible, practicable or cost-effective to hedge currency risk exposure. Accordingly, the performance of the Fund could be adversely affected by such currency fluctuations.

Valuation of the Fund’s Interests in Portfolio Funds. The valuation of the Fund’s investments in Portfolio Funds is ordinarily determined based upon valuations provided by Sponsors of such Portfolio Funds which valuations are generally not audited. A majority of the securities in which the Portfolio Funds invest will not have a readily ascertainable market price and will be valued by the Sponsors. In this regard, a Sponsor may face a conflict of interest in valuing the securities, as their value may affect the Sponsor’s compensation or its ability to raise additional funds. No assurances can be given regarding the valuation methodology or the sufficiency of systems utilized by any Portfolio Fund, the accuracy of the valuations provided by the Portfolio Funds, that the Portfolio Funds will comply with their own internal policies or procedures for keeping records or making valuations, or that the Portfolio Funds’ policies and procedures and systems will not change without notice to the Fund. As a result, valuations of the securities may be subjective and could prove in hindsight to have been wrong, potentially by significant amounts. Subject to its oversight, the Board has delegated responsibility for the day-to-day valuation and pricing responsibility for the Fund to the Adviser, Portfolio Advisors, LLC (the “Valuation Designee”). The valuation of the Fund’s investments will be performed in accordance with Financial Accounting Standards Board’s Accounting Standards Codification 820 — Fair Value Measurements and Disclosures; but the Adviser may face conflicts of interest in overseeing the valuation of the Fund Investments, as the value of the Fund Investments will affect the Adviser’s compensation. Moreover, the Adviser will generally not have sufficient information in order to be able to confirm or review the accuracy of valuations provided by Sponsors.

A Sponsor’s information could be inaccurate due to fraudulent activity, misevaluation or inadvertent error. In any case, the Fund may not uncover errors for a significant period of time. Even if the Adviser elects to cause the Fund to sell its interests in such a Portfolio Fund, the Fund may be unable to sell such interests quickly, if at all, and could therefore be obligated to continue to hold such interests for an extended period of time. In such a case, the Sponsor’s valuations of such interests could remain subject to such fraud or error, and the Adviser may, in its discretion, determine to discount the value of the interests or value them at zero.

Shareholders should be aware that situations involving uncertainties as to the valuations by Sponsors could have a material adverse effect on the Fund if a Sponsor’s, the Adviser’s or the Fund’s judgments regarding valuations should prove incorrect. Prospective investors who are unwilling to assume such risks should not invest in the Fund.

Interest Rate Risk. The Fund and the Fund Investments are subject to financial market risks, including changes in interest rates. General interest rate fluctuations, including in particular rapidly rising interest rates, may have a substantial negative impact on the Fund Investments and the Fund. For example, certain Fund Investments may have exposure to floating rate loans. In the event of a significant rising interest rate environment, borrowers with such loans could see their payments increase, which could lead to a significant increase in defaults. Fund Investments in companies with adjustable-rate loans may also decline in value in response to rising interest rates if the rates at which they pay interest do not rise as much, or as quickly, as market interest rates in general. Similarly, during periods of rising interest rates, Fund Investments with exposure to fixed-rate loans may decline in value because they are locked in at below market yield. In addition, an increase in interest rates would make it more expensive to use debt for the financing needs of the Fund and the Fund Investments, if any. These and other interest rate-related developments, including without limitation the discontinuation of the London Interbank Offered Rate (“LIBOR”), could also have a material adverse impact on the Fund’s ability to meet its investment objectives. Furthermore, the risks associated with the transition to replacement rates, such as Secured Overnight Financial Rate "SOFR", may be exacerbated if an orderly transition to an alternative reference rate is not completed in a timely manner.

Other Risks. The impairment or failure of one or more banks with whom the Fund transacts may inhibit the Fund's ability to access depository accounts. In such cases, the Fund may be forced to delay or forgo investments, resulting in lower Fund performance. In the event of such a failure of a banking institution where the Fund holds depository accounts, access to such accounts could be restricted and U.S. Federal Deposit Insurance Corporation ("FDIC") protection may not be available for balances in excess of amounts insured by the FDIC. In such instances, the Fund may not recover such excess, uninsured amounts.